UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2016

DYAX CORP.

(Exact name of Registrant as specified in its charter)

Delaware	000-24537	04-3053198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Network Drive

Burlington, MA 01803

(Address of principal executive offices) (Zip Code)

(617) 225-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 22, 2016 (the “Closing Date”), pursuant to the Agreement and Plan of Merger, dated as of November 2, 2015 (the “Merger Agreement”), by and among Dyax Corp., a Delaware corporation (“Dyax”), Shire Pharmaceuticals International, a company incorporated in Ireland (“SPI”), Parquet Courts, Inc., a Delaware corporation and a wholly owned subsidiary of SPI (“Merger Sub”) and Shire plc, a company incorporated in Jersey (“Shire”), Merger Sub merged with and into Dyax, with Dyax being the surviving corporation (the “Merger”).  At the effective time of the merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Dyax (each, a “Dyax Share”) issued and outstanding immediately prior to the Effective Time, other than (i) Dyax Shares owned by SPI, Merger Sub or any other direct or indirect wholly owned subsidiary of SPI and Dyax Shares owned by Dyax, and in each case not held on behalf of third parties and (ii) Dyax Shares owned by stockholders who have perfected and not withdrawn a demand for (or lost their right to) appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware (collectively, the “Excluded Shares”), was converted into the right to receive (a) $37.30 in cash subject to any applicable withholding of taxes, without interest (the “Per Share Cash Consideration”) and (b) one contractual contingent value right (each, a “CVR”), which represents the right to receive a payment of $4.00 in cash, without interest, if the specified milestone set forth in the Contingent Value Rights Agreement entered into between Shire and American Stock Transfer & Trust Company, LLC on the Closing Date is achieved (together with the Per Share Cash Consideration, the “Merger Consideration”).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Dyax’s Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on November 2, 2015 and incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Dyax requested that the NASDAQ Stock Market (“NASDAQ”) suspend trading of Dyax Shares effective as of the close of business on the day prior to the Closing Date, January 22, 2016, remove Dyax Shares from listing on NASDAQ, and file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of Dyax Shares and the deregistration of Dyax Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Dyax intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of Dyax Shares and suspending Dyax’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

As set forth in Item 2.01 of this Current Report on Form 8-K, upon the Effective Time, each Dyax Share issued and outstanding immediately prior to the Effective Time was converted into the right to receive the Merger Consideration.

At the Effective Time,

•                  each option to purchase Dyax Shares (each, a “Dyax Option”) that is outstanding immediately prior to the Effective Time was cancelled in exchange for the right to receive (without interest): (A) an amount in cash equal to the product of (i) the excess of the Per Share Cash Consideration over the exercise price per Dyax Share for such Dyax Option; and (ii) the total number of Dyax Shares subject to such Dyax Option (less any withholding or transfer taxes); and (B) one CVR for each Dyax Share subject to such Dyax Option; and

•                  each restricted stock unit (each, a “Dyax RSU”) outstanding immediately prior to the Effective Time was cancelled in exchange for the right to receive (without interest): (A) an amount in cash equal to the product of (i) the number of Dyax Shares subject to such Dyax RSU; and (ii) the Per Share Cash Consideration (less any tax withholding); and (B) one CVR for each Dyax Share subject to such Dyax RSU.

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Merger, and upon effectiveness of the Merger, a change of control of Dyax occurred, and Dyax became a wholly owned subsidiary of SPI.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, each of the ten directors of Dyax (Henry E. Blair, Abbie Celniker, Ph.D., Gustav A. Christensen, Ron Cohen, M.D., James W. Fordyce, Mary Ann Gray, Ph.D., Thomas L. Kempner, Marc D. Kozin, David J. McLachlan and Paolo Pucci) voluntarily resigned from the board of directors of Dyax and from all committees of the board of directors on which they served.

As of the Effective Time, Gustav A. Christensen (President and Chief Executive Officer), Burt Adelman, M.D. (Executive Vice President of R&D and Chief Medical Officer), George Migausky (Executive Vice President and Chief Financial Officer), Andrew Ashe (Executive Vice President and General Counsel) and Todd Bazemore (Executive Vice President and Chief Commercial Officer) voluntarily resigned from their respective positions as officers of Dyax.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Dyax certificate of incorporation and bylaws were amended and restated in their entirety.

Copies of the Amended and Restated Certificate of Incorporation of Dyax and the Amended and Restated Bylaws of Dyax are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Dyax held a special meeting (the “Special Meeting”) of Dyax’s stockholders on January 21, 2016.  At the Special Meeting, Dyax’s stockholders approved the adoption of the Agreement and Plan of Merger, dated as of November 2, 2015 (the “Merger Agreement”), as it may be amended from time to time, by and among Dyax, SPI, the Merger Sub and Shire.  In addition, the non-binding, advisory vote to approve certain compensation arrangements for Dyax’s named executive officers in connection with the Merger was approved by Dyax’s stockholders.  Sufficient votes also were received to approve the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if, at the time of the Special Meeting, there were insufficient votes in favor of adopting the Merger Agreement, but an adjournment was not necessary in light of the adoption of the Merger Agreement.

(b) There were 147,184,538 Dyax Shares outstanding on the record date and entitled to be voted at the Special Meeting and 125,329,018 shares were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.  The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

A proposal to adopt the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
124,942,741	44,320	341,957	0

A proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Dyax’s named executive officers in connection with the Merger.

For	Against	Abstain	Broker Non-Votes
110,308,437	14,423,759	596,822	0

A proposal to adjourn the Special Meeting, if necessary desirable or appropriate, to solicit additional proxies if, at the time of the Special Meeting, there was an insufficient number of votes in favor of adopting the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
118,414,973	6,461,225	452,820	0

(c) Not applicable.

(d) Not applicable.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.	Description

2.1

Agreement and Plan of Merger, dated as of November 2, 2015, by and among Dyax Corp., Shire Pharmaceuticals International, Parquet Courts, Inc. and Shire plc (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2015).

3.1	Amended and Restated Certificate of Incorporation of Dyax Corp., as amended on January 22, 2016.

3.2	Amended and Restated Bylaws of Dyax Corp., as amended on January 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dyax Corp.

	By:	/s/ John Miller
		Name:	John Miller
		Title:	President

Date: January 22, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of November 2, 2015, by and among Dyax Corp., Shire Pharmaceuticals International, Parquet Courts, Inc. and Shire plc (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2015).

3.1	Amended and Restated Certificate of Incorporation of Dyax Corp.

3.2	Amended and Restated Bylaws of Dyax Corp.